                                                           EXHIBIT 4.2(g)

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

                  FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 27, 2004, among AMERISTAR CASINOS, INC., a Nevada corporation (the "Borrower"), the various lenders party to the Credit Agreement referred to below (the "Lenders") and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of December 20, 2000, as subsequently amended, modified or supplemented by the First Amendment thereto dated as of January 30, 2001, the Second Amendment thereto dated as of May 31, 2002, the Third Amendment thereto dated as of November 22, 2002 and the Fourth Amendment thereto dated as of December 19, 2003 (the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

                  WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;

                  NOW, THEREFORE, it is agreed:

         I.       Amendments to Credit Agreement.

                  1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

                           "(i)     (A)     On the Fifth Amendment Effective
Date, all outstanding B Term Loans of each Lender that has theretofore executed and delivered a counterpart of the Fifth Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a "Consenting Lender" and, collectively, the "Consenting Lenders") shall be automatically converted (the "B Term Loan Conversion") into new term loans hereunder (each such term loan, a "Converted B-1 Term Loan" and, collectively, the "Converted B-1 Term Loans"). On or after the Fifth Amendment Effective Date, each Consenting Lender which holds a B Term Note shall be entitled to surrender such B Term Note to the Borrower against delivery of a B-1 Term Note completed in conformity with
Section 1.05; provided that if any such B Term Note is not so surrendered then from and after the Fifth Amendment Effective Date, such B Term Note shall be deemed to evidence the Converted B-1 Term Loans into which the B Term Loans theretofore evidenced by such B Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a B-1 Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Additional B-1 Term Loan" and, collectively, the "Additional B-1 Term Loans", and, together with the Converted B-1

         Term Loans, the "B-1 Term Loans") to the Borrower, which Additional B-1 Term Loans shall be incurred pursuant to a single drawing on the Fifth Amendment Effective Date. All B-1 Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all B-1 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which equals the B-1 Term Loan Commitment of such Lender on the Fifth Amendment Effective Date. Once repaid, B-1 Term Loans may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional B-1 Term Loans shall be immediately applied by the Borrower to repay all outstanding B Term Loans of Non-Consenting Lenders (if any) and all outstanding A Term Loans and RTL Loans on the Fifth Amendment Effective Date.

                  (B)(i) Each Borrowing of B Term Loans existing on the Fifth Amendment Effective Date immediately prior to the B Term Loan Conversion and maintained as Eurodollar Loans (each, an "Existing B Term Loan Borrowing") shall, upon the occurrence of the B Term Loan Conversion, be deemed to be a new Borrowing of B-1 Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of B-1 Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing B Term Loan Borrowing to which it relates, (iii) Additional B-1 Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of B-1 Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of B-1 Term Loans) and (iv) in connection with the B Term Loan Conversion and the incurrence of Additional B-1 Term Loans pursuant to Section 1.01(i), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding B-1 Term Loans (after giving effect to the B Term Loan Conversion and the incurrence of Additional B-1 Term Loans pursuant to
         Section 1.01(i)(A)) participate in each newly-deemed Borrowing of B-1 Term Loans on a pro rata basis.

                  (C) In connection with the B Term Loan Conversion and the incurrence of Additional B-1 Term Loans pursuant to Section 1.01(i)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (i) if requested by any Lender making Additional B-1 Term Loans which "match funds", the Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Additional B-1 Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the B Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(i)."

                  2. Section 1.05(a) of the Credit Agreement is hereby amended by (i) deleting the text "and, together with the A Term Notes and the B Term Notes, the "Term Notes" appearing in the parenthetical appearing in clause
(iii) of said Section, (ii) deleting the word

"and" appearing at the end of clause (v) of said Section and inserting a comma in lieu thereof and (iii) inserting the following text immediately before the period appearing at the end of said Section:

                           "and (vii) if B-1 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-8, with blanks appropriately completed in conformity herewith (each, a "B-1 Term Note" and collectively, the "B-1 Term Notes" and, together with the A Term Notes, the B Term Notes and the C Term Notes, the "Term Notes")".

                  3. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clauses (h), (i) and (j) as clauses (i),
(j) and (k), respectively, of said Section and (ii) inserting the following new clause (h) immediately following clause (g) of said Section:

                           "(h)     The B-1 Term Note issued to each Lender
         shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Fifth Amendment Effective Date (or, in the case of B-1 Term Notes issued after the Fifth Amendment Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the respective B-1 Term Loan made by such Lender on the Fifth Amendment Effective Date (or, in the case of any B-1 Term Note issued after the Fifth Amendment Effective Date, be in a stated principal amount equal to the outstanding principal amount of the B-1 Term Loans of such Lender on the date of the issuance thereof) and be payable in the principal amount of B-1 Term Loans evidenced thereby,
         (iv) mature on the B-1 Term Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02(A) and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.".

                  4. Section 1.05 (j) of the Credit Agreement is hereby amended by deleting the text "preceding clause (h)" appearing at the end of the third sentence of said Section and inserting the text "preceding clause (i)" in lieu thereof.

                  5. Section 3.03 of the Credit Agreement is hereby amended by (i) redesignating clauses (g), (h), (i), (j) and (k) as clauses (h),
(i), (j), (k) and (l), respectively, (ii) inserting the following new clause (g) immediately after clause (f) of said Section:

                           "(g)     In addition to any other mandatory
         commitment reductions pursuant to this Section 3.03, the Total B-1 Term Loan Commitment (and the B-1 Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Fifth Amendment Effective Date (after giving effect to the incurrence of B-1 Term Loans on such date).",

                  (iii) deleting the text "the Total Commitment (and the Commitment of each Lender under each Tranche)" appearing in clause (h) of said Section and inserting the text "each of the Total A Term Loan Commitment, the Total B Term Loan Commitment, the Total C Term Loan Commitment, the Total RTL Commitment and the Total Revolving Loan Commitment (and the Commitment of each Lender under each such Tranche)" in lieu thereof, (iv) deleting the text "clause (j) of this Section 3.03" appearing in clause (l) of said Section and inserting the text "clause (k) of this Section 3.03" in lieu thereof and (v) deleting the text "Section 3.03 (j)" appearing at the end of clause (l) of said Section and inserting the text " Section 3.03 (k)" in lieu thereof.

                  6. Section 4.01 of the Credit Agreement is hereby amended by inserting the text "B-1 Term Loans" immediately after the text "B Term Loans," appearing in the parenthetical appearing in clause (vi) of said Section.

                  7. Section 4.02 (A)(c) of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately before the text "In addition" appearing at the beginning of said Section, (ii) inserting the text "(i)" immediately before the text ", a "B Term Loan Scheduled Repayment"" appearing in said Section, (iii) deleting the period appearing at the end of clause (i) of said Section and inserting the text "; and" in lieu thereof and
(iv) inserting the following new text at the end of said Section:

                           "(ii)    In addition to any other mandatory
         repayments or commitment reductions pursuant to this Section 4.02(A), on each date set forth below, the Borrower shall be required to repay B-1 Term Loans, to the extent then outstanding, in an amount equal to the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Section 4.01 and 4.02(A)(k) or increase pursuant to the proviso to this clause (c)(ii), a "B-1 Term Loan Scheduled Repayment"):

         Scheduled Repayment Date                Amount
-----------------------------------------     ------------
Quarterly Payment Date in March, 2004         $    835,003
Quarterly Payment Date in June 2004           $    835,003
Quarterly Payment Date in September, 2004     $    835,003
Quarterly Payment Date in December, 2004      $    835,003
Quarterly Payment Date in March, 2005         $    835,003
Quarterly Payment Date in June, 2005          $    835,003
Quarterly Payment Date in September, 2005     $    835,003
Quarterly Payment in December, 2005           $    835,003
Quarterly Payment in March, 2006              $ 81,830,249
Quarterly Payment in June, 2006               $ 81,830,249
Quarterly Payment in September, 2006          $ 81,830,249
B-1 Term Maturity Date                        $ 81,830,249

         ; provided that (x) B-1 Term Loans and all other amounts owed hereunder with respect to the B-1 Term Loans shall be paid in full no later than B-1 Term Maturity Date, and the final installment payable by the Borrower in respect of the B-1 Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the B-1

         Term Loans and (y) if the aggregate principal amount of the B-1 Term Loans is increased pursuant to Section 1.14, then each B-1 Term Loan Scheduled Repayment to be made after such increase becomes effective shall be increased by an amount equal to (a) the aggregate principal amount of the increase in the B-1 Term Loans pursuant to Section 1.14 multiplied by (b) an amount equal to (x) such Scheduled Repayment divided by (y) the aggregate outstanding principal amount of the B-1 Term Loans, in each case, immediately prior to giving effect to the increase in the B-1 Term Loans made pursuant to Section 1.14.".

                  8. Section 4.02(A)(e) of the Credit Agreement is hereby amended by inserting the text ", B-1 Term Loan Scheduled Repayment" immediately after the text "B Term Loan Scheduled Repayment" appearing in said Section.

                  9. Section 4.02(A)(k) of the Credit Agreement is hereby amended by inserting the text ", B-1 Term Loans" immediately after the first appearance of the text "B Term Loans" appearing in said Section.

                  10. Section 7.08(a) of the Credit Agreement is hereby amended by (i) inserting the text "drawn on the Initial Borrowing Date" immediately after the text "Term Loans" appearing in said Section and (ii) inserting the following new sentence at the end of said Section:

         "All proceeds of the Additional B-1 Term Loans will be used to repay outstanding B Term Loans of Non-Consenting Lenders (if any) and all outstanding A Term Loans and RTL Loans on the Fifth Amendment Effective Date.".

                  11. Section 8 of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

                  "Section 8.16 Fifth Amendment Mortgage Amendments. (a) Within 60 days following the Fifth Amendment Effective Date, if and to the extent requested by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the "Fifth Amendment Mortgage Amendments"), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the Fifth Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens except as are permitted by Section 9.01 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations (including the B-1 Term Loans).

                           (b) Within 60 days following the Fifth Amendment Effective Date, if and to the extent requested by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the "Fifth Amendment Ship

                  Mortgage Amendments"), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Ship Mortgages covering the Mortgaged Ship Properties, together with evidence that counterparts of each of the Fifth Amendment Ship Mortgage Amendments have been recorded or filed in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens except as are permitted by Section 9.01 on each Mortgaged Ship Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors securing all of the Obligations (including the B-1 Term Loans).

                  12. Section 9.03(iii) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

                           "(iii) the Borrower may authorize, declare or pay cash Dividends or repurchase, redeem or otherwise acquire for value of any capital stock or options to acquire capital stock of the Borrower so long as (x) the aggregate amount paid in respect of all such payments, repurchases, redemptions and acquisitions shall not exceed the lesser of (I) $25,000,000 and (II) $100,000,000 less the aggregate amount paid to repurchase or redeem High Yield Securities pursuant to
         Section 9.13(iii) and (y) at the time of any such payment, repurchase, redemption or acquisition (A) no Default or Event of Default exists or results therefrom, (B) the Borrower is in compliance with the Adjusted Leverage Ratio on a Pro Forma Basis as if such respective payment, repurchase, redemption or other acquisition had occurred on the first day of the Calculation Period and (C) the Total Unutilized Revolving Loan Commitment is not less than $25,000,000 after giving effect to such payment, repurchase, redemption or other acquisition.".

                  13. Section 9.12 of the Credit Agreement is hereby amended by inserting the text "pay cash Dividends or" immediately before the text "repurchase" appearing in clause (z) of said Section.

                  14. Section 9.13 of the Credit Agreement is hereby amended by inserting the text "pay cash Dividends or" immediately before the text "repurchase" appearing in clause (x) of the proviso appearing in said Section.

                  15.      The definition of "Applicable Margin" appearing in
Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (b) of said definition, (ii) redesignating clause (c) of said definition as clause (d) thereof and (iii) inserting the following new clause (c) immediately after clause (b) of said definition:

                           "(c) with respect to B-1 Term Loans maintained as (i) Base Rate Loans, a percentage per annum equal to 1.00% and (ii) Eurodollar Loans, a percentage per annum equal to 2.00%; and".

                  16.      The definition of "Maturity Date" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text "the B-1 Term Maturity Date," immediately before the text "the C Term Maturity Date" appearing in said definition.

                  17. The definition of "Term Loan" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", B-1 Term Loans" immediately after the text "B Term Loans" appearing in said definition.

                  18.      The definition of "Term Loan Commitment" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text ", B-1 Term Loan Commitment" immediately after the text "B Term Loan Commitment" appearing in said definition.

                  19.      The definition of "Term Loan Tranche" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text ", the B-1 Term Loan Tranche" immediately after the text "the B Term Loan Tranche" appearing in said definition.

                  20. The definition of "Total Term Loan Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the B-1 Term Loan Commitments" immediately after the text "the B Term Loan Commitments" appearing in said definition.

                  21. The definition of "Tranche" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "six" appearing in said definition and inserting the text "seven" in lieu thereof and
(ii) inserting the text ", B-1 Term Loans" immediately after the text "B Term Loans" appearing in said definition.

                  22. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                  "Additional B-1 Term Loans" shall have the meaning provided in
Section 1.01(i).

                  "B-1 Term Loan" shall have the meaning provided in Section 1.01(i).

                  "B-1 Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "B-1 Term Loan Commitment," as the same may be (x) reduced pursuant to Section 3.03, 4.02(A) and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

                  "B-1 Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(A)(c)(ii).

                  "B-1 Term Maturity Date" shall mean December 20, 2006.

                  "B-1 Term Notes" shall have the meaning provided in Section 1.05(a).

                  "B Term Loan Conversion" shall have the meaning provided in
Section 1.01(i).

                  "Consenting Lenders" shall have the meaning provided in
Section 1.01(i).

                  "Converted B-1 Term Loans" shall have the meaning provided in
Section 1.01(i).

                  "Existing B Term Loan Borrowing" shall have the meaning provided in Section 1.01(i).

                  "Fifth Amendment" shall mean the Fifth Amendment to this Agreement, dated as of February ___, 2004.

                  "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

                  "Fifth Amendment Mortgage Amendments" shall have the meaning provided in Section 8.16(a).

                  "Fifth Amendment Ship Mortgage Amendments" shall have the meaning provided in Section 8.16(b).

                  "Non-Consenting Lender" shall mean each Lender that is not a Consenting Lender.

                  "Total B-1 Term Loan Commitment" shall mean, at any time, the sum of the B-1 Term Loan Commitments of each of the Lenders at such time.

                  23. Schedule I to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule I attached hereto.

                  24. Exhibit A to the Credit Agreement is hereby amended by inserting the text "[B-1 Term Loans]" immediately after each appearance of the text "[B Term Loans]" in said Exhibit.

                  25. The Credit Agreement is hereby further amended by adding Exhibit B-8 thereto in the form of Exhibit B-8 attached hereto.

                  26. Exhibit K to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit K in the form of Exhibit K attached thereto.

         II.      Miscellaneous Provisions.

                  1. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and
(ii) on the Fifth Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

                  2. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of the following conditions have been satisfied:

                  (i) the Borrower, each other Credit Party, the Required Lenders, each Consenting Lender and each Lender with a B-1 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Aditi Chawla (facsimile number 212-354-8113);

                  (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate B-1 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

                  (iii) all accrued and unpaid interest on all A Term Loans, B Term Loans and RTL Loans shall have been paid in full;

                  (iv) the aggregate amount of B-1 Term Loan Commitments set forth on Schedule I hereto shall equal an amount sufficient to repay all outstanding A Term Loans and RTL Loans and the outstanding B Term Loans of Non-Consenting Lenders; and

                  (v) the Administrative Agent shall have received from counsel to the Credit Parties satisfactory to the Administrative Agent, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Fifth Amendment Effective Date, which opinion shall cover such matters incident hereto and the other transactions contemplated in connection herewith as the Administrative Agent may reasonably request.

                  Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Fifth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Fifth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

                  3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  5. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B-1 Term Loans) shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

                  6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              AMERISTAR CASINOS, INC.

                              By: /s/ Peter C. Walsh
                                  ----------------------------------------
                                  Title: Senior Vice President & General Counsel

                              AMERISTAR CASINO VICKSBURG, INC.,
                              AMERISTAR CASINO COUNCIL BLUFFS, INC.,
                              CACTUS PETE'S INC.,
                              A.C. FOOD SERVICES, INC.,
                              AMERISTAR CASINO ST. LOUIS, INC.,
                              AMERISTAR CASINO KANSAS CITY,      INC.,
                              AMERISTAR CASINO ST. CHARLES, INC.,

                              By: /s/ Peter C. Walsh
                                  ----------------------------------------
                              Title: Vice President

                              DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS (f/k/a Bankers Trust Company),
                                  Individually and as Administrative Agent

                              By: /s/ Stephen P. Lamham
                                  ----------------------------------------
                                  Title: Managing Director

                                    SIGNATURE PAGE TO THE FIFTH AMENDMENT DATED
                                        AS OF FEBRUARY 27, 2004, TO THE CREDIT
                                        AGREEMENT DATED AS OF DECEMBER 20, 2000,
                                        AMONG AMERISTAR CASINOS, INC., A NEVADA
                                        CORPORATION, THE VARIOUS LENDERS PARTY
                                        TO THE CREDIT AGREEMENT REFERRED TO
                                        ABOVE, WELLS FARGO BANK, N.A., AS
                                        CO-ARRANGER AND SYNDICATION AGENT, BEAR
                                        STEARNS CORPORATE LENDING INC., AS
                                        DOCUMENTATION AGENT, DEUTSCHE BANK
                                        SECURITIES INC., AS LEAD ARRANGER AND
                                        SOLE BOOK MANAGER AND DEUTSCHE BANK
                                        TRUST COMPANY AMERICAS (F.K.A BANKERS
                                        TRUST COMPANY), AS ADMINISTRATIVE AGENT

                                    HELLER FINANCIAL, INC.

                                    By: /s/ Joseph Badini
                                        ----------------------------------------
                                        Title: Duly Authorized Signatory

                                    WACHOVIA, N.A.

                                    By: /s/ Stephen R. Kramer
                                        ----------------------------------------
                                        Title: Assistant Vice President

                                    SIERRA CLO I

                                    By: /s/ John M. Casparian
                                        ----------------------------------------
                                        Title: Chief Operating Officer
                                               Centre Pacific LLC, Manager

                                    WELLS FARGO BANK, N.A.

                                    By: /s/ Felis Gallues
                                        ----------------------------------------
                                        Title: Relationship Manager

                                    BANK OF SCOTLAND

                                    By: /s/ Joseph Fratus
                                        ----------------------------------------
                                        Title: First Vice President

                                    CENTURION CDO II, LTD
                                    By: American Express Asset Management
                                        Group Inc.
                                        as Collateral Manager

                                    By: /s/ Leanne Stavrakis
                                        ----------------------------------------
                                        Title: Director - Operations

                                    CENTURION CDO VI, LTD
                                    By: American Express Asset Management
                                        Group Inc.
                                        as Collateral Manager

                                    By: /s/ Leanne Stavrakis
                                        ----------------------------------------
                                        Title: Director - Operations

                                    AMERICAN EXPRESS CERTIFICATE COMPANY

                                    By: American Express Asset Management Group,
                                        Inc.
                                        as Collateral Manager

                                    By: /s/ Yvonne Stevens
                                        ----------------------------------------
                                        Title: Senior Managing Director

                                    IDS LIFE INSURANCE COMPANY
                                    By: American Express Asset Management Group,
                                        Inc.
                                        as Collateral Manager

                                    By: /s/ Yvonne Stevens
                                        ----------------------------------------
                                        Title: Senior Managing Director

                                    SEQUILS - Centurion V, LTD.
                                    By: American Express Asset Management Group
                                        Inc.
                                        as Collateral Manager

                                    By: /s/ Leanne Stavrakis
                                        ----------------------------------------
                                        Title: Director - Operations

                                    CENTURION CDO II, LTD
                                    By: American Express Asset Management Group
                                        Inc.
                                        as Collateral Manager

                                    By: /s/ Leanne Stavrakis
                                        ----------------------------------------
                                        Title: Director - Operations

                                    TPS 1 LLC

                                    By: /s/ Deborah O'Keeffe
                                        ----------------------------------------
                                        Title: Vice President

                                    SPIRET IV LOAN TRUST 2003-B
                                    By: Wilmington Trust Company
                                        not in its individual capacity but
                                        solely as trustee

                                    By: /s/ Rachel L. Simpson
                                        ----------------------------------------
                                        Title: Financial Services Officer

                                    STANWICH LOAN FUNDING LLC

                                    By: /s/ Ann E. Morris
                                        ----------------------------------------
                                        Title: Asst Vice President

                                    MUIRFIELD TRADING LLC

                                    By: /s/ Ann E. Morris
                                        ----------------------------------------
                                        Title: Asst Vice President

                                    GLENEAGLES TRADING LLC

                                    By: /s/ Ann E. Morris
                                        ----------------------------------------
                                        Title: Asst Vice President

                                    HARBOURVIEW CLO V, LTD.

                                    By: /s/ Lisa Chaffee
                                        ----------------------------------------
                                        Title: Manager

                                    HARBOURVIEW CLO IV, LTD.

                                    By: /s/ Lisa Chaffee
                                        ----------------------------------------
                                        Title: Manager

                                    OPPENHEIMER SENIOR FLOATING RATE FUND

                                    By: /s/ Lisa Chaffee
                                        ----------------------------------------
                                        Title: Manager

                                    PPM SHADOW CREEK FUNDING LLC

                                    By: /s/ Ann E. Morris
                                        ----------------------------------------
                                        Title: Asst Vice President

                                    PPM SPYGLASS FUNDING TRUST

                                    By: /s/ Ann E. Morris
                                        ----------------------------------------
                                        Title: Authorized Agent

                                    HIBERNIA NATIONAL BANK

                                    By: /s/ Chris Haskew
                                        ----------------------------------------
                                        Title: Vice President

                                    LANDMARK CDO LIMITED
                                    By: Aladdin Capital Management LLC
                                        as manager

                                    By: /s/ Joseph Moroney, CFA
                                        ----------------------------------------
                                        Title: Director

                                    LONG LANE MASTER TRUST IV
                                    By: Fleet National Bank as Trust
                                        Administrator

                                    By: /s/ Michael J. Sullivan
                                        ----------------------------------------
                                        Title: Director

                                    EATON VANCE
                                        VT FLOATING-RATE INCOME FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    BALLYROCK CLO II LIMITED
                                        By: Ballyrock Investment Advisors LLC,
                                            as Collateral Manager

                                    By: /s/ Lisa Rymut
                                        ----------------------------------------
                                        Title: Assistant Treasurer

                                    FIDELITY ADVISOR SERIES II:
                                        FIDELITY ADVISOR FLOATING RATE
                                        HIGH INCOME FUND

                                    By: /s/ John H. Costello
                                        ----------------------------------------
                                        Title: Assistant Treasurer

                                    BLUE SQUARE FUNDING LIMITED
                                        SERIES 3

                                    By: /s/ Deborah O'Keeffe
                                        ----------------------------------------
                                        Title: Vice President

                                    ARCHIMEDES FUNDING IV, LLC
                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager

                                    By: /s/ Jane Musser Nelson
                                        ----------------------------------------
                                        Title: Managing Director

                                    ENDURANCE CLO I, LTD.
                                        C/O ING CAPITAL ADVISORS, LLC
                                            as Investment Advisor

                                    By: /s/ Jane Musser Nelson
                                        ----------------------------------------
                                        Title: Managing Director

                                    SEQUILS-ING I (HBDGM), LTD
                                        By: ING Capital Advisors, LLC,
                                            as Collateral Manager

                                    By: /s/ Jane Musser Nelson
                                        ----------------------------------------
                                        Title: Managing Director

                                    NEMEAN

                                    By: /s/ Jane Musser Nelson
                                        ----------------------------------------
                                        Title: Managing Director

                                    ORYX

                                    By: /s/ Jane Musser Nelson
                                        ----------------------------------------
                                        Title: Managing Director

                                    LONGHORN CDO (CAYMAN) LTD
                                        By: Merrill Lynch Investment Managers,
                                            L.P.
                                            as Investment Advisor

                                    By: /s/ Jaimin Patel
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    MASTER SENIOR FLOATING RATE TRUST

                                    By: /s/ Jaimin Patel
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    KZH CYPRESSTREE-1 LLC

                                    By: /s/ Dorian Herrera
                                        ----------------------------------------
                                        Title: Authorized Agent

                                    KZH ING-2 LLC

                                    By: /s/ Dorian Herrera
                                        ----------------------------------------
                                        Title: Authorized Agent

                                    KZH STERLING LLC

                                    By: /s/ Dorian Herrera
                                        ----------------------------------------
                                        Title: Authorized Agent

                                    MASTER SENIOR FLOATING RATE TRUST

                                    By: /s/ Jaimin Patel
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    COLUMBIA FLOATING RATE LIMITED
                                        LIABILITY COMPANY
                                        (f/k/a Stein Roe Floating Rate Limited
                                        Liability Company)
                                        By: Columbia Management Advisors, Inc.,
                                            as Advisor

                                    By: /s/ James R. Fellows
                                        ----------------------------------------
                                        Title: Senior Vice President & Portfolio
                                               Manager

                                    COLUMBIA FLOATING RATE ADVANTAGE FUND
                                        (f/k/a Liberty Floating Rate Advantage
                                        Fund)
                                        By: Columbia Management Advisors, Inc.,
                                            as Advisor

                                    By: /s/ James R. Fellows
                                        ----------------------------------------
                                        Title: Senior Vice President & Portfolio
                                               Manager

                                    ADDISON CDO, LIMITED
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalkar
                                        ----------------------------------------
                                        Title: Managing Director

                                    ATHENA CDO, LIMITED
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalkar
                                        ----------------------------------------
                                        Title: Managing Director

                                    CAPTIVA III FINANCE LTD.,
                                            as advised by Pacific Investment
                                            Management Company LLC

                                    By: /s/ David Dyer
                                        ----------------------------------------
                                        Title: Director

                                    CAPTIVA IV FINANCE LTD.,
                                            as advised by Pacific Investment
                                            Management Company LLC

                                    By: /s/ David Dyer
                                        ----------------------------------------
                                        Title: Director

                                    DELANO COMPANY
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalker
                                        ----------------------------------------
                                        Title: Managing Director

                                    JISSEKIKUN FUNDING, LTD.
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalker
                                        ----------------------------------------
                                        Title: Managing Director

                                    ROYALTON COMPANY
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalker
                                        ----------------------------------------
                                        Title: Managing Director

                                    SAN JOAQUIN CDO I LIMITED
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalker
                                        ----------------------------------------
                                        Title: Managing Director

                                    SEQUILS-MAGNUM, LTD.
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalker
                                        ----------------------------------------
                                        Title: Managing Director

                                    WRIGLEY CDO, LTD.
                                        By: Pacific Investment Management
                                            Company LLC,
                                            as its Investment Advisor

                                    By: /s/ Mohan V. Phansalker
                                        ----------------------------------------
                                        Title: Managing Director

                                    VAN KAMPEN CLO I, LIMITED
                                        By: Van Kampen Investment Advisory Corp
                                            As Collateral Manager

                                    By: /s/ William Lenga
                                        ----------------------------------------
                                        Title: Executive Director

                                    VAN KAMPEN CLO II, LIMITED
                                        By: Van Kampen Investment Advisory Corp
                                            As Collateral Manager

                                    By: /s/ William Lenga
                                        ----------------------------------------
                                            Title: Executive Director

                                    VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp

                                    By: /s/ Brad Langs
                                        ----------------------------------------
                                        Title: Executive Director

                                    TORONTO DOMINION (NEW YORK), INC.

                                    By: /s/ Stacey Malek
                                        ----------------------------------------
                                        Title: Vice President

                                    TRUMBULL THC, LTD.

                                    By: /s/ Heather McNally
                                        ----------------------------------------
                                        Title: Trust Officer

                                    ELF FUNDING TRUST I
                                        By: Highland Capital Management, L.P.
                                            As Collateral Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    EMERALD ORCHARD LIMITED

                                    By: /s/ Stacey Malek
                                        ----------------------------------------
                                        Title: Attorney in Fact

                                    HCM US LOANS MAC 43, LTD.
                                        By: Highland Capital Management, L.P.
                                            As Attorney-in-Fact

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    LOAN FUNDING IV, LLC
                                        By: Highland Capital Management, L.P.
                                            As Portfolio Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    HIGHLAND LOAN FUNDING V, LTD.
                                        By: Highland Capital Management, L.P.
                                            As Collateral Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    RESTORATION FUNDING CLO, LTD.
                                        By: Highland Capital Management, L.P.
                                            As Collateral Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    HIGHLAND OFFSHORE PARTNERS, L.P.
                                        By: Highland Capital Management, L.P.
                                            As General Partner

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    BILL & MELINDA GATES FOUNDATION
                                        By: David L. Babson & Company Inc.
                                            As Investment Advisor

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    MAPLEWOOD (CAYMAN) LIMITED
                                        By: David L. Babson & Company Inc. under
                                            delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company
                                                As Investment Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    SIMSBURY CLO, LIMITED
                                        By: David L. Babson & Company Inc. under
                                            delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company
                                                As Collateral Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    SUFFIELD CLO, LIMITED
                                        By: David L. Babson & Company Inc.
                                            As Collateral Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                        By: David L. Babson & Company Inc.
                                            As Investment Advisor

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    SEABOARD CLO 2000 LTD.
                                        By: David L. Babson & Company
                                            As Collateral manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    STANFIELD CLO LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD CLO LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD CLO LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    WINDSOR LOAN FUNDING, LIMITED
                                        By: Stanfield Capital Partners LLC
                                            As its Investment Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD CLO LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD ARBITRAGE CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD CARRERA CLO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Asset Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD QUATTRO CLO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    HAMILTON CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    BEAR STEARNS CORPORATE LENDING INC.

                                    By: /s/ Victor Bulzacchelli
                                        ----------------------------------------
                                        Title: Vice President

                                    US BANK

                                    By: /s/ J. Andrew Backstrom
                                        ----------------------------------------
                                        Title: Vice President

                                    NATIONAL CITY BANK OF INDIANA

                                    By: /s/ Mark A. Minnick
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    AMMC CDO I, LIMITED
                                        By: American Money Management Corp.,
                                            As Collateral Manager

                                    By: /s/ David P. Meyer
                                        ----------------------------------------
                                        Title: Vice President

                                    MAGNETITE IV CLO, LIMITED

                                    By: /s/ Mark J. Williams
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    MAGNETITE ASSET INVESTORS III, LLC

                                    By: /s/ Mark J. Williams
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    MAGNETITE ASSET INVESTORS LLC

                                    By: /s/ Mark J. Williams
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    CARLYLE HIGH YIELD PARTNERS, L.P.

                                    By: /s/ Linda Pace
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS II, LTD.

                                    By: /s/ Linda Pace
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS II, LTD.

                                    By: /s/ Linda Pace
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS III, LTD.

                                    By: /s/ Linda Pace
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                    By: /s/ Linda Pace
                                        ----------------------------------------
                                        Title: Managing Director

                                    SIERRA CLO I

                                    By: /s/ John M. Casparian
                                        ----------------------------------------
                                        Title: Chief Operating officer

                                    LCM I LIMITED PARTNERSHIP
                                        By: Lyon Capital Management LLC
                                            As Collateral Manager

                                    By: /s/ Farboud Tavangar
                                        ----------------------------------------
                                        Title: Senior Portfolio Manager

                                    BIG SKY SENIOR LOAN FUND, LTD.
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    TOLLI & CO.
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE CDO III, LTD.
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE CDO IV, LTD.
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    COSTANTINUS EATON VANCE CDO V, LTD.
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    GRAYSON & CO
                                        By: Boston Management and Research
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE LIMITED DURATION INCOME FUND
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    OXFORD STRATEGIC INCOME FUND
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE SENIOR INCOME TRUST
                                        By: Eaton Vance Management
                                            As Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research
                                            As Investment Advisor

                                    By: /s/ Michael Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ Joseph Badini
                                        ----------------------------------------
                                        Title: Duly Authorized Signatory

                                    PILGRIM CLO 1999 -1 LTD.
                                        By: ING Investments, LLC
                                            As its Investment Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD,
                                        By: ING Investments, LLC
                                            As its Investment Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                        By: ING Investments, LLC
                                            As its Investment Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    ING PRIME RATE TRUST
                                        By: ING Investment Management, Inc.
                                            As its Investment Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    ING SENIOR INCOME FUND
                                        By: Aeltus Investment Management, Inc.
                                            As its Investment Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                        By: Prudential Investment Management,
                                            Inc.
                                            As its Collateral Manager

                                    By: /s/ George W. Edwards
                                        ----------------------------------------
                                        Title: Principal

                                    CITICORP INSURANCE AND INVESTMENT TRUST
                                        By: Travelers Asset Management
                                        International Company, LLC

                                    By: /s/ Matthew McInerny
                                        ----------------------------------------
                                        Title: Investment Officer

                                    CITICORP INVESTMENTS CORPORATE LOAN FUND
                                        By: Travelers Asset Management
                                        International Company LLC

                                    By: /s/ Melanie Hanlon
                                        ----------------------------------------
                                        Title: Vice Presiden

                                    COLUMBUS LOAN FUNDING LTD
                                        By: Travelers Asset Management
                                            International Company LLC

                                    By: /s/ Melanie Hanlon
                                        ----------------------------------------
                                        Title: Vice President

                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/ Matthew McInerny
                                        ----------------------------------------
                                        Title: Investment Officer

                                    LANDMARK CDO LIMITED
                                        By: Aladdin Capital Management LLC
                                            As Manager

                                    By: /s/ Joseph Moroney, CFA
                                        ----------------------------------------
                                        Title: Director

                                    FRANKLIN FLOATING RATE TRUST

                                    By: /s/ Richard D'Addario
                                        ----------------------------------------
                                        Title: Assistant Vice President

                                    FRANKLIN CLO II, LIMITED

                                    By: /s/ Richard D'Addario
                                        ----------------------------------------
                                        Title: Vice President

                                                                      SCHEDULE I

Lender                              B-1 Term Loan Commitment

[Name of Lender]                    $[_______________________]

TOTAL                               $[_______________________]

                                                                     EXHIBIT B-8

                              FORM OF B-1 TERM NOTE

$________________                                             New York, New York
                                                              _____________,____

                  FOR VALUE RECEIVED, AMERISTAR CASINOS, INC., a Nevada corporation (the "Borrower"), hereby promises to pay the order of _________ _______________ (the "Lender"), in lawful money of the United States in immediately available funds, at the office of Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company) (the "Administrative Agent") located at 90 Hudson Street, Jersey City, New Jersey 07302 on the B-1 Term Maturity Date (as defined in the Agreement referred to below) the principal sum of __________________ ($_____________) or, if less, the then unpaid principal amount of all B-1 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office form the date hereof until paid at the rates and the times provided in Section 1.08 of the Agreement.

                  This Note is one of the B-1 Term Notes referred to the Credit Agreement, dated as of December 20, 2000, among the Borrower, the Lenders party thereto from time to time (including the Lender), Wells Fargo Bank, N.A., as Co-Arranger and Syndication Agent, Bear Stearns Corporate Lending Inc., as Documentation Agent, Deutsche Bank Securities Inc., as Lead Arranger and sole Book Manager, and the Administrative Agent (as from time to time in effect, the "Agreement"). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the B-1 Term Maturity Date, in whole or in part.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                    AMERISTAR CASINOS, INC.

                                    By ________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT K

                 FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT(1)

                  This Assignment and Assumption Agreement (this "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] "Assignor") and [the] [each] Assignee identified in item 2 below ([the] [each, an] "Assignee"). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the "Credit Agreement"). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

                  For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor's outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans) ([the] [each, an] "Assigned Interest"). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.       Assignor:                 __________________________

2.        Assignee:                 ________________________] (2)

[1][3].  Credit Agreement:          Credit Agreement, dated as of December 20,
                                    2000, among Ameristar Casinos, Inc., the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as
                                    Administrative Agent, Wells Fargo, N.A., as
                                    Co-Arranger and Syndication Agent, Bear
                                    Stearns Corporate Lending, Inc., as
                                    Documentation Agent and Deutsche Bank
                                    Securities Inc., as Lead Arranger and Sole
                                    Book Manager.

--------------------
(1) This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.

(2) If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

                                                                       EXHIBIT K
                                                                          page 2

[2. Assigned Interest:(3)

                                                Aggregate Amount of                           Percentage of
                                                 Commitment/Loans           Amount of            Assigned
                                                  under Relevant        Commitment/Loans     Commitment/Loans
                                Tranche           Tranche for all        under Relevant       under Relevant
 Assignor     Assignee        Assigned(4)            Lenders            Tranche Assigned        Tranche(5)
-------------------------------------------------------------------------------------------------------------
 [Name of     [Name of      B-1 Term Loans          __________             __________           ________%
Assignor]     Assignee]
-------------------------------------------------------------------------------------------------------------
 [Name of     [Name of      Revolving Loans         __________             __________           ________%]
Assignor]     Assignee]
-------------------------------------------------------------------------------------------------------------

---------------------

(3) Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

(4) For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference.

(5) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.

                                                                       EXHIBIT K
                                                                          Page 3

[4. Assigned Interest:(6)


                                                                                         Percentage of
                                                                                            Assigned
                           Aggregate Amount of                  Amount of               Commitment/Loans
                         Commitment/Loans under           Commitment/Loans under        under Relevant
Tranche Assigned     Relevant Tranche for all Lenders     Relevant Tranche Assigned        Tranche(7)
--------------------------------------------------------------------------------------------------------
B-1 Term Loans       $______________                          $______________            ______________%
--------------------------------------------------------------------------------------------------------
Revolving Loans      $______________                          $______________            ______________%]
--------------------------------------------------------------------------------------------------------

         Effective Date ___________, ____, 200__.

ASSIGNOR[S] INFORMATION                      ASSIGNEE[S] INFORMATION
-----------------------                      -----------------------
Payment Instructions:                         Payment Instructions:
                           _______________                             __________________

                           _______________                             __________________

                           _______________                             __________________

                           _______________                             __________________

                           Reference:_____                             Reference:________

Notice Instructions:                          Notice Instructions:
                           _______________                             __________________

                           _______________                             __________________

                           _______________                             __________________

                           _______________                             __________________

                           Reference:_____                             Reference:________

------------------

(6) Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.

(7) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                                                       Exhibit K

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                                    ASSIGNEE
[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE](8)

By: ________________________________        By: ________________________________
    Name:                                       Name:
    Title:                                      Title:

-----------------
(8) Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

                                                                       Exhibit K

                                                                          Page 5
Acknowledged and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By: ____________________________
    Name:
    Title:

                                                                         ANNEX 1
                                                                              To
                                                                       EXHIBIT K

                             AMERISTAR CASINOS, INC.

                                CREDIT AGREEMENT

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

                  1.       Representations and Warranties.

                  1.1. Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any of its respective Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (C) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (D) a Qualified Peron under Section 13.04(b) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01(a), (b) or (c) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent, the Documentation Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers

                                                                         Annex 1
                                                                          Page 2

under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Syndication Agent, the Documentation Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                  2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

                  3. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  4. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

                                      * * *